Property, Plant and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment

8. Property, Plant and Equipment

DECEMBER 31	2015	2014	Estimated life
Land and land improvements	$106.6	$106.0	n/a to 15
Machinery and equipment	3,179.7	3,160.0	3-8
Buildings	765.9	813.2	20-40
Construction in progress	284.6	263.2	n/a
Property, plant and equipment	$4,336.8	$4,342.4
Less accumulated depreciation	(2,899.7)	(2,952.2)
Net of depreciation	$1,437.1	$1,390.2

DEPRECIATION INCLUDED IN	2015	2014	2013
Cost of sales	$268.8	$258.7	$237.2
Selling, general and administrative expenses	7.3	8.0	8.2
Research, development and engineering expenses, net	23.3	22.7	20.2

Total	$299.4	$289.4	$265.6

No significant fixed asset impairments were recognized during 2015, 2014 or 2013.

The net book value of machinery and equipment and buildings and land under capital lease contracts recorded as of December 31, 2015 and 2014 were immaterial.